UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Take-Two Interactive Software, Inc. (the “Company”) entered into a Management Agreement, dated as of November 17, 2017 (the “Management Agreement”), with ZelnickMedia Corporation (“ZelnickMedia”). The Management Agreement will become effective as of January 1, 2018 (the “Effective Date”). The compensation committee of the Board of Directors of the Company (the “Board”) and the independent members of the Board have each unanimously approved the Company’s entry into the Management Agreement.

Under the terms of the Management Agreement, ZelnickMedia will continue to provide financial and management consulting services to the Company pursuant to the existing Management Agreement, dated as of March 10, 2014, by and between ZelnickMedia and the Company (as amended, the “2014 Agreement”) until the Management Agreement becomes effective. Once effective, the Management Agreement will supersede and replace the 2014 Agreement, except as otherwise contemplated in the Management Agreement.

Term and Personnel. The Management Agreement provides for a term through March 31, 2024, unless earlier terminated in accordance with its terms. Under the Management Agreement, ZelnickMedia will continue to provide certain individuals as it deems appropriate for the performance of the Management Agreement, provided that ZelnickMedia has agreed to make available the following individuals to provide the described services: (i) Strauss Zelnick will serve as Executive Chairman of the Board and Chief Executive Officer (“CEO”) of the Company, (ii) Karl Slatoff will serve as the Company’s President, and (iii) other ZelnickMedia personnel as appropriate will provide services to the Company on a project-by-project, as needed basis. If Mr. Zelnick or any other employee of ZelnickMedia acting in an executive capacity for the Company pursuant to the Management Agreement is unable or unavailable to serve in such capacity (other than due to a termination by the Company without Cause or resignation by such person for Good Reason (as such terms are defined in such person’s employment or consulting agreement with the Company or, in the case of Mr. Zelnick, in the Management Agreement)), and ZelnickMedia is unable to provide a qualified individual within a reasonable period of time to serve in such capacity who is reasonably satisfactory to the Board, then the Company may fill such position with a person not affiliated with ZelnickMedia and deduct the costs of such person’s compensation from ZelnickMedia’s compensation under the Management Agreement (with such deduction limited to no more than 60% of the aggregate cash and equity compensation payable to ZelnickMedia if such person replaces Mr. Zelnick and no more than 40% of the aggregate cash and equity compensation payable to ZelnickMedia if such person replaces Mr. Slatoff).

Management Fee and Annual Bonus Opportunity. Commencing as of the Effective Date, the Company will pay ZelnickMedia a monthly management fee equal to $258,333.33 per month in each year during the term of the Management Agreement. The management fee will not be decreased during the term of the Management Agreement. In addition to the monthly management fee, ZelnickMedia will receive an annual bonus, subject to the achievement by the Company of certain performance thresholds, in respect of each of the seven fiscal years ending March 31, 2018, 2019, 2020, 2021, 2022, 2023 and 2024. For each fiscal year (other than for the period from April 1, 2017 to December 31, 2017, as described below), the annual bonus opportunity amount ranges from $0 (at 80% of the Target, as defined in the Management Agreement) to $7,440,000 (at 150% of the Target or greater). The annual bonus for the period from April 1, 2017 to December 31, 2017 will be determined in accordance with the terms and conditions of the 2014 Agreement (i.e., based on an annual bonus opportunity amount ranging from $0 at 80% of the “Target” specified in the 2014 Agreement, to $4,752,000 at 150% of the “Target” specified in the 2014 Agreement) based on performance during the fiscal year ending March 31, 2018. The annual bonus for the period from January 1, 2018 to March 31, 2018 will be determined in accordance with the terms and conditions of the Management Agreement as described above. If the Management Agreement is terminated by the Company without Cause (as defined in the Management Agreement) or by ZelnickMedia for Good Reason (as defined in the Management Agreement) (whether before or after a Change in Control (as defined in the Management Agreement)), ZelnickMedia is entitled to be paid on the date of termination an amount equal to the sum of (i) the earned but unpaid portion of the management fee, (ii) any accrued but unpaid annual bonus for a completed fiscal year and (iii) three times the sum of the per annum management fee plus the Target bonus amount.

Limits on Compensation. Under the Management Agreement, no more than 60% of the aggregate compensation payable to ZelnickMedia under the Management Agreement (whether in the form of the management fee, the annual bonus or the restricted unit awards) shall be received by or conveyed to Mr. Zelnick (or such other employee of ZelnickMedia that serves as Executive Chairman and CEO of the Company) and no more than 40% of such aggregate compensation shall be received by or conveyed to Mr. Slatoff (or such other employee of ZelnickMedia that serves as the President of the Company).

Expense Reimbursement. Under the Management Agreement, ZelnickMedia will be entitled to the reimbursement of reasonable out-of-pocket expenses in connection with the Management Agreement and the rendering of services thereunder.

Restrictions on Sale of Stock. Under the Management Agreement, prior to March 31, 2024 (or earlier in the event of a Change in Control) ZelnickMedia and any Subject Person (as defined in the Management Agreement) are prohibited from selling or otherwise disposing of any shares of common stock of the Company, if the Market Value (as defined in the Management Agreement) of all shares of common stock of the Company (including any options, restricted stock and restricted units), after giving effect to such proposed sale or other disposition, owned by ZelnickMedia and each Subject Person in the aggregate as of the trading day immediately preceding the date of the proposed sale or disposition, would be less than six times (6X) the per annum management fee (excluding any bonuses).

Restricted Unit Awards.

On April 13, 2018 (the “Initial Grant Date”), the Company will issue time-based and performance-based restricted units to ZelnickMedia, as further described below, pursuant to a form of Restricted Unit Agreement, to be entered into by the Company and ZelnickMedia on the Initial Grant Date (the “RU Agreement”). The Company, in its discretion, may grant additional equity awards to ZelnickMedia annually on each anniversary of the Initial Grant Date over the course of the term of the Management Agreement.

Time-Based Award. The Company will grant ZelnickMedia that number of time-based restricted units as is determined by dividing $8,775,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2018, which units will vest on April 13, 2020, provided that the Management Agreement has not been terminated prior to such date (the “Time-Based Award”). Notwithstanding the foregoing, the Time-Based Award will immediately vest in full if the Management Agreement is terminated by the Company without Cause or by ZelnickMedia for Good Reason. Conversely, ZelnickMedia will forfeit to the Company all restricted units under the Time-Based Award if the Management Agreement is terminated by the Company for Cause or by ZelnickMedia without Good Reason prior to April 13, 2020.

Performance-Based Award. The Company will grant ZelnickMedia that number of performance-based restricted units (the “Performance Award”) as is determined by dividing $10,725,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2018, which units represent the target number of performance-based restricted units that are eligible to vest (with the maximum number of performance-based restricted units being equal to 200% of the target amount).  Such performance-based restricted units will be divided into three categories of vesting as follows: (i) on April 13, 2020, a number of Recurrent Consumer Spending Performance-Based Units (as defined in the RU Agreement) will vest equal to the product of (x) the target number of Recurrent Consumer Spending Performance-Based Units multiplied by (y) the Recurrent Consumer Spending Vesting Percentage (as defined in the RU Agreement) on March 31, 2020, which ranges from 0% to 200%, (ii) on April 13, 2020, a number of IP Performance-Based Units (as defined in the RU Agreement) will vest equal to the product of (x) the target number of IP Performance-Based Units multiplied by (y) the IP Vesting Percentage (as defined the RU Agreement) on March 31, 2020, which ranges from 0% to 200%, and (iii) on April 13, 2020, a number of TSR Performance-Based Units (as defined in the RU Agreement) will vest equal to the product of (x) the target number of TSR Performance-Based Units multiplied by (y) the TSR Vesting Percentage (as defined in the RU Agreement) on March 31, 2020, which ranges from 0% to 200%.

In the event that any portion of the Performance Award will not have vested as of April 13, 2020 or upon a termination of the Management Agreement by the Company for Cause or by ZelnickMedia without Good Reason, ZelnickMedia will forfeit to the Company any and all restricted units that have not vested as of such date.

Upon a termination of the Management Agreement by the Company without Cause or by ZelnickMedia for Good Reason, any then-unvested restricted units granted pursuant to the Performance Award (including any restricted units granted to ZelnickMedia during the term of the Management Agreement on or after the Initial Grant Date) will vest on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period or, prior to a Change in Control (as defined in the Management Agreement), for TSR Performance-Based Units, based on the actual level of performance achieved for each applicable performance measure as of the date of termination.

If the Company and ZelnickMedia fail to enter into a new management agreement on substantially similar terms in the aggregate as those provided under the Management Agreement upon the expiration of the term of the Management Agreement or otherwise fail to agree to extend the term of the Management Agreement, all unvested time-vesting restricted units granted during the term of the Management Agreement on or after the Initial Grant Date will vest upon such expiration and all then-unvested performance-vesting restricted units will vest based on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period or, prior to a Change in Control, for TSR Performance-Based Units, based on the actual level of performance achieved for each applicable performance measure as of the date of termination.

If a Change in Control occurs during the term of the Management Agreement, the Management Agreement will not automatically terminate and all unvested restricted units granted pursuant to the RU Agreement will vest as set forth in the RU Agreement, except that any restricted units granted to ZelnickMedia on or after the Initial Grant Date will vest upon the earlier to occur of (x) a termination of the Management Agreement by the Company without Cause or by ZelnickMedia for Good Reason or (y) the second anniversary of the applicable date of grant, and, with respect to any performance-based restricted units, in each case, based on the assumption of that the applicable performance measure was achieved at the target level of performance for the applicable performance period.

Existing Awards. Upon any termination of the Management Agreement by the Company for Cause or by ZelnickMedia without Good Reason, any then-unvested restricted units granted prior to the Initial Grant Date will be forfeited for no consideration. Upon any termination of the Management Agreement by the Company without Cause or by ZelnickMedia for Good Reason, any then-unvested time-based restricted units granted prior to the Initial Grant Date will vest, and any then-unvested performance-based restricted units granted prior to the Initial Grant Date will vest in accordance with the terms of the applicable grant agreement between the Company and ZelnickMedia.

Settlement of Restricted Units.  Pursuant to the Management Agreement, the Company will have the right to elect to settle the restricted units granted to ZelnickMedia pursuant to the Management Agreement in shares of the Company’s common stock that will be issued pursuant to the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan.

Registration Statement. Within 45 days following the request of ZelnickMedia, the Company will file a Registration Statement on Form S-3 registering all of the shares of the Company’s common stock issuable pursuant to awards granted to ZelnickMedia under the RU Agreement and any grant agreements entered into with respect to additional grants by the Company in accordance with the Management Agreement.

The foregoing descriptions of the Management Agreement and the RU Agreement (including the Time-Based Award and the Performance Award issuable to ZelnickMedia thereunder) are only a summary and are qualified in their entirety by reference to the full text of the Management Agreement (and the RU Agreement attached as Exhibit A thereto), which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Management Agreement, dated as of November 17, 2017, by and between Take-Two Interactive Software, Inc. and ZelnickMedia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary
Date: November 22, 2017